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                                                      REGISTRATION NO. 333-48545

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                                AMENDMENT NO. 1


                                       TO


                                    FORM S-3
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                            ------------------------

                      AMERICAN SUPERCONDUCTOR CORPORATION
             (Exact name of registrant as specified in its charter)

             DELAWARE                                                             04-2959321
 (State of other jurisdiction of                                               (I.R.S. employer
  incorporation or organization)                                             identification No.)

                              TWO TECHNOLOGY DRIVE
                        WESTBOROUGH, MASSACHUSETTS 01581
                                 (508) 836-4200
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                            ------------------------

                                GREGORY J. YUREK
                CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER
                      AMERICAN SUPERCONDUCTOR CORPORATION
                              Two Technology Drive
                        Westborough, Massachusetts 01581
                                 (508) 836-4200
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                           COPY OF COMMUNICATIONS TO:

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
         PATRICK J. RONDEAU, ESQ.                                               WINTHROP B. CONRAD, JR., ESQ.
            HALE AND DORR LLP                                                       DAVIS POLK & WARDWELL
             60 State Street                                                         450 Lexington Avenue
       Boston, Massachusetts 02109                                                 New York, New York 10017
              (617) 526-6000                                                            (212) 450-4000

                            ------------------------

    Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.

    If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

    If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If delivery of the Prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]


     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(A), MAY DETERMINE.

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


                                EXPLANATORY NOTE



     This Amendment No. 1 to the Registration Statement on Form S-3 (Filed No. 333-48545) of American Superconductor Corporation (the "Company") is filed solely for the purpose of filing with the Commission copies of the Exhibits listed in Item 16 Part of II hereto and to make corresponding changes to Item 16.


                 PART II INFORMATION NOT REQUIRED IN PROSPECTUS


ITEM 16.  EXHIBITS.



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
  1.1     --   Form of Underwriting Agreement
  4.1(1)  --   Restated Certificate of Incorporation of the Company
  4.2(2)  --   By-laws of the Company, as amended to date
  5.1     --   Opinion of Hale and Dorr LLP
*23.1     --   Consent of Coopers & Lybrand L.L.P.
*23.2     --   Consent of Ernst & Young LLP
*23.3     --   Consent of Smith & Gesteland, LLP
 23.4     --   Consent of Hale and Dorr LLP (included in Exhibit 5.1)
*24.1     --   Power of Attorney


---------------


  * Previously filed.


(1) Incorporated by reference to Exhibits to the Registrant's Annual Report on Form 10-K, filed with the Commission on June 29, 1992.


(2) Incorporated by reference to Exhibits to the Registrant's Registration Statement on Form S-1 (File No. 33-43647).

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Westborough, Commonwealth of Massachusetts, on the 13th day of April, 1998.


                                          AMERICAN SUPERCONDUCTOR CORPORATION

                                          By:     /s/ GREGORY J. YUREK
                                            ------------------------------------
                                                      GREGORY J. YUREK
                                              CHAIRMAN OF THE BOARD, PRESIDENT
                                                AND CHIEF EXECUTIVE OFFICER


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated as of the 13th day of April, 1998.


                     SIGNATURE                                             TITLE
                     ---------                                             -----

               /s/ GREGORY J. YUREK                  Chairman of the Board, President and Chief
---------------------------------------------------  Executive Officer (principal executive officer)
                 GREGORY J. YUREK

                         *                           Vice President, Corporate Development and
---------------------------------------------------  Finance, Chief Financial Officer, Treasurer and
                  STANLEY PIEKOS                     Secretary (principal financial and accounting
                                                     officer)

                         *                           Director
---------------------------------------------------
              ALBERT J. BACIOCCO, JR.

                         *                           Director
---------------------------------------------------
                   FRANK BORMAN

                         *                           Director
---------------------------------------------------
                  PETER O. CRISP

                         *                           Director
---------------------------------------------------
                  RICHARD DROUIN

                         *                           Director
---------------------------------------------------
                   GERARD MENJON

                         *                           Director
---------------------------------------------------
               ANDREW G.C. SAGE, II

                         *                           Director
---------------------------------------------------
               JOHN B. VANDER SANDE


*By:    /s/ GREGORY J. YUREK

     ------------------------------

            GREGORY J. YUREK


            ATTORNEY-IN-FACT



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